(6)

THIS AMENDING AGREEMENT is dated for reference the 26th day of October, 2005.

BETWEEN:

ABERDENE MINES LTD., a company incorporated under the laws of Nevada and having an office located at Suite 700, 101 Convention Center Drive, Las Vegas, Nevada, 89109

(the "Company")

OF THE FIRST PART

AND:

BRENT JARDINE, of 1458 – 409 Granville Street, Vancouver, British Columbia, V6C 1T2

(the "Manager")

OF THE SECOND PART

WHEREAS:

A. the Company and the Manager have entered into a management agreement dated January 1, 2005 (the "Management Agreement") whereby the Company has hired the Manager to provide management services to the Company for one year;

B. the Company and the Manager wish to extend the term of the Management Agreement for an additional year and increase the compensation of the Manager;

NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency are acknowledged by the Company), the parties agree as follows:

1. **EXTENSION OF TERM**

1.1 The first sentence in paragraph 1 of the Management Agreement is deleted and replaced with the following:

"The Company hereby hires the Manager for the period of two years from the signing of this Agreement, subject to paragraph 3 herein."

2. **INCREASE IN COMPENSATION**

2.1 Paragraph 4 of the Management Agreement is deleted and replaced with the following, which amendment will be deemed effective from and after July 1, 2005:

"The Company shall pay the Manager as remuneration for his services the amount of $US2,500.00 per month gross plus GST from January 1, 2005 to June 30, 2005, and thereafter the amount of $US10,000.00 per month gross plus GST."

3. **GENERAL PROVISIONS**

3.1 All other terms and conditions of the Management Agreement remain unchanged and in full force and effect.

3.2 This Amending Agreement will enure to the benefit of and be binding on the parties and their respective heirs, administrators, executors, successors, and assigns.

3.4 The parties will sign and deliver all further documents and do all further things required to carry out the full extent and meaning of this Amending Agreement.

3.5 The parties may sign this Amending Agreement in several parts in the same form and those parts will together form one original agreement and will be read together and construed as if all the signing parties had signed one copy of this Amending Agreement.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

ABERDENE MINES LTD.

Per:

Timothy Hyssler

Authorized Signatory

BRENT JARDINE